CARDERO RESOURCE CORP.

Suite 1901 – 1177 West Hastings Street

Vancouver, B.C.

V6E 2K3

INFORMATION CIRCULAR

(Containing information as at March 15, 2005 unless indicated otherwise)

SOLICITATION OF PROXIES

This Information Circular is furnished in connection with the solicitation of proxies by the management of Cardero Resource Corp. (the “Company”) for use at the Annual General Meeting of shareholders of the Company (and any adjournment thereof) to be held at 2:00 p.m. (Vancouver time) on Friday, April 15, 2005 at the place and for the purposes set forth in the accompanying Notice of Meeting.  While it is expected that the solicitation will be primarily by mail, proxies may be solicited personally or by telephone by the regular employees of the Company at nominal cost.  All costs of solicitation by management will be borne by the Company.

The contents and the sending of this Information Circular have been approved by the directors of the Company.

APPOINTMENT AND REVOCATION OF PROXIES

The individuals named in the accompanying form of proxy are directors and/or officers of the Company.  A SHAREHOLDER WISHING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM AT THE MEETING HAS THE RIGHT TO DO SO, EITHER BY STROKING OUT THE NAMES OF THOSE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY AND INSERTING THE DESIRED PERSON’S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER FORM OF PROXY.  A proxy will not be valid unless the completed form of proxy is received by Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, British Columbia, V6B 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the meeting or any adjournment thereof.

A shareholder who has given a proxy may revoke it by an instrument in writing executed by the shareholder or by his attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and delivered to the registered office of the Company, Suite 2300, 1055 Dunsmuir Street, P.O. Box 49122, Vancouver, British Columbia, V7X 1J1 at any time up to and including the last business day preceding the day of the meeting, or if adjourned, any reconvening thereof, or in any other manner provided by law.  A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

VOTING OF PROXIES

The shares represented by a properly executed proxy in favour of persons designated as proxyholders in the enclosed form of proxy will:

(a)

be voted or withheld from voting in accordance with the instructions of the person appointing the proxyholder on any ballot that may be called for; and

(b)

where a choice with respect to any matter to be acted upon has been specified in the form of proxy, be voted in accordance with the specification made in such proxy.

SUCH SHARES WILL BE VOTED IN FAVOUR OF EACH MATTER FOR WHICH NO CHOICE HAS BEEN SPECIFIED OR WHERE BOTH CHOICES HAVE BEEN SPECIFIED BY THE SHAREHOLDER.

The enclosed form of proxy, when properly completed and delivered and not revoked, confers discretionary authority upon the person appointed proxy thereunder to vote with respect to amendments or variations of matters identified in the Notice of Meeting, and with respect to other matters which may properly come before the meeting.  In the event that amendments or variations to matters identified in the Notice of Meeting are properly brought before the meeting or any further or other business is properly brought before the meeting, it is the intention of the persons designated in the enclosed form of proxy to vote in accordance with their best judgment on such matters or business.  At the time of the printing of this Information Circular, the management of the Company knows of no such amendment, variation or other matter which may be presented to the meeting.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

Authorized Capital:

100,000,000 common shares without par value
Issued and Outstanding:

  40,889,739 (1) common shares without par value

(1) as at March 15, 2005

Only shareholders of record at the close of business on March 15, 2005 (the “Record Date”), who either personally attend the meeting or who have completed and delivered a form of proxy in the manner and subject to the provisions described above shall be entitled to vote or to have their shares voted at the meeting.

On a show of hands, every individual who is present as a shareholder or as a duly appointed representative of one or more registered corporate shareholders will have one vote, and on a poll every shareholder present in person or represented by a valid proxy, and every person who is a duly appointed representative of one or more corporate shareholders, will have one vote for each common share registered in the name of the shareholder on the list of shareholders, which is available for inspection during normal business hours at Pacific Corporate Trust Company and will be available at the meeting.  Shareholders represented by proxyholders are not entitled to vote on a show of hands.

To the knowledge of the directors and senior officers of the Company, the following are the only persons or companies who beneficially own, directly or indirectly, or exercise control or direction over, shares carrying more than 10% of the voting rights attached to all outstanding shares of the Company:

Name and Municipality of Residence	No. of Shares	Percentage
Ascot Resources Ltd.(1) Vancouver, B.C.	5,474,733	13.4%

(1)

Ascot Resources Ltd. (“Ascot”) is a British Columbia public company whose common shares are listed and posted for trading on the TSX Venture Exchange.  Mr. Ken Carter, a director of the Company, is a director and shareholder of Ascot.

ADVICE TO BENEFICIAL SHAREHOLDERS

Only registered shareholders or duly appointed proxyholders for registered shareholders are permitted to vote at the Meeting. Shareholders who do not hold their shares in their own name (referred to herein as “Beneficial Shareholders”) are advised that only proxies from shareholders of record can be recognized and voted at the Meeting.  Beneficial Shareholders who complete and return an instrument of proxy must indicate thereon the person (usually a brokerage house or securities depositary) who holds their shares as a registered shareholder.  Every intermediary (broker) has its own mailing procedure, and provides its own return instructions, which should be carefully followed.  The instrument of proxy supplied to Beneficial Shareholders is identical to that provided to registered shareholders.  However, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder.

If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those common shares will not be registered in such shareholder’s name on the records of the Company.  Such common shares will more likely be registered under the name of the shareholder’s broker or an agent of that broker.  In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for The Canadian Depository for Securities, which company acts as nominee for many Canadian brokerage firms).  Common shares held by brokers or their nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder.  Without specific instructions, brokers/nominees are prohibited from voting shares for their clients.  The directors and officers of the Company do not know for whose benefit the common shares registered in the name of CDS & Co. or any other securities depositary firms or brokerage houses are held.

In accordance with National Instrument 54-101 of the Canadian Securities Administrators, the Company has distributed copies of the Notice of Meeting, this Information Circular and the Proxy to the clearing agencies and intermediaries for onward distribution to Beneficial Shareholders.  Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings unless the Beneficial Shareholders have waived the right to receive meeting materials.  Every intermediary/broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the meeting.  Often the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided by the Company to the registered shareholders.  However, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder, should a Beneficial Shareholder receiving such a form wish to vote at the meeting, the Beneficial Shareholder should strike out the names of the Management Proxyholders named in the form and insert the Beneficial Shareholder’s name in the blank provided.  The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communications Services (“ADP”).  ADP typically uses a specific voting instruction form, mails those forms to the Beneficial Shareholders together with the proxy materials and asks the Beneficial Shareholders to return the voting instructions forms to ADP.  ADP then tabulates the results of all instructions received and provides appropriate instruction respecting the voting of common shares to be represented at the Meeting.  A Beneficial Shareholder receiving an ADP voting instruction form cannot use that form as a proxy to vote common shares directly at the Meeting - the proxy must be returned to ADP well in advance of the Meeting in order to have the common shares voted.  In some cases, it is also possible to submit voting instructions to ADP by telephone or over the Internet.  All references to shareholders in this Information Circular and the accompanying form of Proxy and Notice of Meeting are to shareholders of record unless specifically stated otherwise.

ELECTION OF DIRECTORS

The term of office of each of the present directors expires at the Meeting. It is the intention of the Company to determine the number of directors at four and to elect four directors for the ensuing year. The persons named below will be presented for election at the Meeting as management’s nominees and the persons named in the accompanying form of proxy intend to vote for the election of these nominees as directors.  Management does not contemplate that any of these nominees will be unable to serve as a director.  Each director elected will hold office until the next annual general meeting of the Company or until his successor is elected or appointed, unless his office is earlier vacated in accordance with the Articles of the Company, or with the provisions of the Business Corporations Act (British Columbia).

In the following table and notes thereto is stated the name of each person proposed to be nominated by management for election as a director, the municipality in which he is ordinarily resident, all offices of the Company now held by him, his principal occupation, the period of time for which he has been a director of the Company, and the number of common shares of the Company beneficially owned by him, directly or indirectly, or over which he exercises control or direction, as at the date hereof.

Name, Position and Municipality of Residence (1)	Principal Occupation and, If Not at Present an Elected Director, Occupation During the Past 5 Years (1)	Previous Service as a Director	Number of Shares (2)
VAN ALPHEN, Hendrik President, CEO & Director Vancouver, British Columbia	President of the Company.	Since April 19, 1999	1,117,650
TALBOT, Lawrence W.(3) Director Richmond, British Columbia	Barrister & Solicitor, Partner, Gowling Lafleur Henderson LLP since April 1, 2000; previously, Partner, Montpellier McKeen Varabioff Talbot & Guiffre (law firm) since July 1, 1996.	Since April 17, 2003	Nil
HARRIS, Leonard(3) Director Lone Tree, Colorado	Independent consultant to the mining industry.	Since February 25, 2000	20,000
FRIZELLE, Anthony(3) Director London, England	Businessman; Managing Director of Resource Management and Finance Co. Ltd.	Since April 14, 2004	Nil

NOTES:

(1)

The information as to the municipality of residence and principal occupation, not being within the knowledge of the Company, has been furnished by the respective directors individually.

(2)

The information as to shares beneficially owned or over which a director exercises control or direction, not being within the knowledge of the Company, has been furnished by the respective directors individually.

(3)

Denotes member of Audit Committee.

AUDIT COMMITTEE

Under Multilateral Instrument 52-110 – Audit Committees (“MI 52-110”), companies are required to provide certain disclosure with respect to their audit committee, including the text of the audit committee’s charter, the composition of the audit committee and the fees paid to the external auditor.  This information with respect to the Company is provided in Schedule “A”.

STATEMENT OF EXECUTIVE COMPENSATION

The Company is required to disclose the compensation of each of its Named Executive Officers for each of the Company’s three most recently completed financial years.  “Named Executive Officers” means the individuals who served as Chief Executive Officer (“CEO”) and the Chief Financial Officer (“CFO”) of the Company (or acted in a similar capacity) during the most recently completed financial year, regardless of the amount of compensation of such individuals, and each of the Company’s three most highly compensated executive officers, other than the CEO and CFO, who were serving as executive officers at the end of the most recent financial year and whose total salary and bonus amounted to $150,000 or more.  In addition, disclosure is also required for any individuals whose total salary and bonus during the most recent financial year was $150,000 whether or not they are an executive officer at the end of the financial year.

During the fiscal year ended October 31, 2004, the Company had three Named Executive Officers, namely Henk Van Alphen, the President and Chief Executive Officer, Kenneth M. Carter the former Chief Financial Officer and G. Ross McDonald the current Chief Financial Officer of the Company.  The following table sets forth the compensation awarded, paid to or earned by the Company’s Named Executive Officers during the financial years ended October 31, 2004, 2003, and 2002.

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position	Fiscal Year(1)	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Under Options/ SARs Granted (#)	Restricted Shares or Restricted Share Units ($)	LTIP Payouts ($)	All Other Compensation
Henk Van Alphen President & CEO	2004 2003 2002	$135,000 Nil Nil	Nil Nil Nil	Nil Nil Nil	512,500/0 600,000/0 200,000/0	Nil Nil Nil	Nil Nil Nil	$32,000(2) $129,000(2) $70,000(2)
Kenneth M. Carter Former CFO	2004 2003 2002	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	150,000/0 100,000/0 50,000/0	Nil Nil Nil	Nil Nil Nil	$14,375(3) $15,300(3) $17,175(3)
G. Ross McDonald Current CFO	2004 2003 2002	Nil N/A N/A	Nil N/A N/A	Nil N/A N/A	150,000/0 N/A N/A	Nil N/A N/A	Nil N/A N/A	$2,700(4) N/A N/A

(1)

Fiscal years ended October 31.

(1)

Salary paid to Mr. Van Alphen pursuant to an employment agreement dated March 1, 2004 and consulting fees paid to Mr. Van Alphen pursuant to a consulting agreement dated February 1, 2002.  See “Management Contracts”.

(2)

Fees paid to Mr. Carter pursuant to geological consulting fees.

(3)

Fees paid to Mr. McDonald pursuant to financial consulting fees.

Long Term Incentive Plan

Long term incentive plan (“LTIP”) means “a plan providing compensation intended to motivate performance over a period greater than one financial year,  LTIPs do not include option or stock appreciation rights plans or plans for compensation through shares or units that are subject to restrictions on resale”. The Company has not granted any LTIPs during the past financial year.

Stock Appreciation Rights

Stock appreciation right (“SAR”) means a right, granted by an issuer or any of its subsidiaries as compensation for employment services or office to receive cash or an issue or transfer of securities based wholly or in part on changes in the trading price of the Company’s shares.  No SARs were granted to or exercised by the Named Executive Officer or directors of the Company during the past financial year.

Option Grants in Last Financial Year

Stock options were granted during the fiscal year ended October 31, 2004 to the Named Executive Officers as follows:

Name	Securities Under Options/SARs Granted (#)	% of Total Options Granted to Employees in Fiscal Year (1)	Exercise or Base Price ($/Security) (2)	Market Value of Securities Underlying Options/SARs on Date of Grant ($/Security (3))	Expiration Date
Henk Van Alphen	87,500 325,000	2.58% 9.59%	$2.35 $2.50	$2.35/N/A $2.50/N/A	Jan. 27, 2006 Jun. 11, 2006
Kenneth Carter	75,000 75,000	2.21% 2.21%	$2.35 $2.50	$2.35/N/A $2.50/N/A	Jan. 27, 2006 Jun. 11, 2006
G. Ross McDonald	150,000	4.42%	$3.25	$3.46/N/A	Apr. 16, 2006

(1)

Percentage of all of the Company’s options granted during the fiscal year ended October 31, 2004

(2)

The exercise price of the stock options is set by the directors in their discretion, provided that such price may not be less than the closing price of the common shares of the Company on the TSX Venture Exchange (the “TSXV”) for the trading day immediately preceding the date of grant, less the maximum discount permitted under TSXV policies.  The exercise price may only be adjusted in the event that certain specified events cause dilution of the Company’s share capital or with the consent of the TSXV in accordance with applicable TSXV policies.

(3)

The market value of the common shares of the Company on the date of grant is the price at which the Company’s shares closed for trading on January 27, 2004, April 16, 2004 and June 11, 2004.  Free standing SARs have not been granted.

Aggregated Option Exercises during the Most Recently Completed Financial Year and Financial Year-End Option Values

The following table sets forth details of all exercises of stock options during the last financial year ended October 31, 2004, by the Named Executive Officers and the financial year-end value of unexercised options on an aggregated basis:

Name	Securities Acquired on Exercise (#)	Aggregate Value Realized ($)(1)	Unexercised Options at Financial Year-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Financial Year-End ($)(2) Exercisable/ Unexercisable
Henk Van Alphen	500,000	$481,250	512,500/Nil	$568,515/Nil
Kenneth Carter	100,000	$117,250	150,000/Nil	$193,750/Nil
G. Ross McDonald	Nil	N/A	150,000/Nil	$33,000/Nil

(1)

Calculated using the closing price of the Company’s common shares on the TSXV on the date of exercise less the exercise price multiplied by the number of shares acquired.

(2)

Value using the closing price of common shares of the Company on the TSXV on October 29, 2004, being the last trading day of the Company’s shares for the financial year, of $3.47 per share, less the exercise price per share.

Option Repricings

No stock options held by the Named Executive Officers were repriced during the last financial year.

Termination of Employment, Change in Responsibilities and Employment Contracts

The Company has no plans or arrangements in respect of remuneration received or that may be received by the Named Executive Officer in the Company’s most recently completed financial year or current financial year in respect of compensating such officer in the event of termination of employment (as a result of resignation, retirement, change of control, etc.) or a change in responsibilities following a change of control, except as follows…

Compensation of Directors

The Company does not compensate its directors in their capacities as such.  Incentive stock options to certain of the Company’s directors may be granted during the fiscal year, the details of which are set out in the following tables.

The following stock options were granted to the directors of the Company who were not Named Executive Officers, as a group, during the last financial year ended October 31, 2004:

Pursuant to an employment agreement made as of March 1, 2004 between the Company and Henk Van Alphen, the President and Chief Executive Officer of the Company, Mr. Van Alphen is entitled to certain compensation in the event of termination of his employment (voluntary or otherwise) as a result of a change in control in the Company or a change in his responsibilities following a change in control of the Company, except as follows:

In the event of the occurrence of any of the following events:

•

a change in control of the Company (being the acquisition of voting shares constituting 20% of the then outstanding voting shares by any person or group of persons acting in concert)

•

the sale of all of the Company’s assets where there is no intention to acquire new mineral projects or there is an intention to pursue a business other than the exploration and development of mineral projects

•

a merger of the Company in which existing shareholders receive less than 50% of the share capital of the merged entity

•

a change in a majority of the incumbent directors of the Company or the appointment of new directors constituting a majority of the then board of directors

Mr. Van Alphen may, at any time during the period commencing 30 days after such event and ending one year after such event resign from employment with the Company.  In such event, he is then entitled to receive an amount equal to one and one-half times an amount equal to his then annual base salary plus the amount of the last bonus paid to him (if any) plus the amount of vacation pay otherwise payable for the next ensuing 12 month period.  In addition, he will be entitled to reimbursement of outplacement and financial counselling services up to $20,000 and a continuation of his them existing employee benefits for a period of one year after termination or until he sooner finds alternate employment that provides reasonably comparable benefits.

In addition to the foregoing, if a situation occurs which is tantamount to constructive dismissal, whether or not following a change in control, Mr. Van Alphen may voluntarily resign from employment with the Company within ninety days of such occurrence and, in such circumstances, would be entitled to receive the same consideration as noted above.

Option Grants in Last Financial Year to Directors Who are Not Named Executive Officers
(as a group)

Name	Securities Under Options Granted	% of Total Options Granted to Employees in Financial Year(1)	Exercise or Base Price ($/Security)	Market Value of Securities Underlying Options/SARs on the Date of Grant ($/Security)	Expiration Date
Directors who are not Named Executive Officers (3)	75,000 200,000 225,000	2.21% 5.90% 6.64%	$2.35 $3.25 $2.50	$2.35/N/A $3.46/N/A $2.50/N/A	Jan. 27, 2006 April 16, 2006 Jun. 11, 2006

(1)

Percentage of all of stock options granted during the last financial year.

The following table sets forth details of all exercises of stock options during the last financial year ended October 31, 2004, by directors who are not Named Executive Officers of the Company, as a group, and the financial year-end value of unexercised stock options on an aggregated basis:

Aggregated Option Exercises in Last Financial Year and Financial Year-End Option Values
of Directors Who are Not Named Executive Officers (as a group)

Name	Securities Acquired on Exercise (#)	Aggregate Value Realized ($)(1)	Unexercised Options at Financial Year-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Financial Year-End ($)(2) Exercisable/ Unexercisable
Directors who are not Named Executive Officers (3)	200,000	$291,450	500,000/Nil	$346,250/Nil

(1)

Calculated using the closing price of the Company’s common shares on the TSXV on the date of exercise less the exercise price multiplied by the number of shares acquired.

(2)

Value using the closing price of common shares of the Company on the TSXV on October 29, 2004, being the last trading day of the Company’s shares for the financial year, of $3.47 per share, less the exercise price per share.

During the most recently completed financial year, the following directors of the Company received compensation for services provided to the Company in their capacities as directors and/or consultants and/or experts:

1.

Gowling Lafleur Henderson LLP, a law firm in which a director is a partner, received approximately $244,839.39 for professional services.

Equity Compensation Plans

The following table provides information regarding the Company’s equity compensation plans which were in effect during the past financial year:

Plan Category	# of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	# of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved By Shareholders(1)	3,477,500	$2.60	347,295
Equity Compensation Plans Not Approved By Shareholders(1)	None	N/A	N/A
Total(1):	3,477,500		347,295

(1)

As at October 31, 2004.

The Company adopted a “rolling” stock option plan reserving a maximum of 10% of the issued common shares of the Company at the time of any stock option grant (the “Plan”). The Plan was approved by the Company’s shareholders on April 14, 2004 and accepted for filing by the TSXV on August 16, 2004.

The Plan is subject to the following terms:

1.

The aggregate number of shares which may be issued pursuant to options granted under the Plan, unless otherwise approved by shareholders, may not exceed that number which is equal to 10% of the shares of the Company issued and outstanding at the time of the grant.

2.

The number of shares subject to each option will be determined by the Board of Directors, provided that the aggregate number of shares reserved for issuance pursuant to options granted to:

(a)

Insiders during any 12 month period may not exceed 10% of the issued shares of the Company;

(b)

any one individual during any 12 month period may not exceed 5% of the issued shares of the Company (unless the Company is a Tier 1 Issuer and disinterested shareholder approval has been obtained);

(c)

any one Consultant during any 12 month period may not exceed 2% of the issued shares of the Company;

(d)

all Persons employed to provide investor relations activities (as a group) may not exceed 2% of the issued shares of the Company during any 12 month period;

in each case calculated as at the date of grant of the option, including all other shares under option to such Person at that time.

3.

The exercise price of an option may not be set at less than the minimum price permitted by the TSXV (currently the closing price of the Company’s common shares on the TSXV on the day prior to an option grant less the maximum discount permitted by the TSXV).

4.

Options may be exercisable for a period of up to five years from the date of grant while the Company is listed on Tier 2 of the TSXV.  Options may be granted with an exercise period of up to 10 years if the Company becomes listed on Tier 1 of the TSXV.

5.

The options are non-assignable and non-transferable.  The options can only be exercised by the optionee as long as the optionee remains an eligible optionee pursuant to the Plan or within a period of not more than 90 days after ceasing to be an eligible optionee (30 days in the case of a Person engaged in investor relations activities) or, if the optionee dies, within one year from the date of the optionee’s death.

6.

Options granted to consultants engaged to perform investor relations activities must be subject to a vesting requirement, whereby such options will vest over a period of not less than 12 months, with a maximum of 25% vesting in any 3 month period.

7.

On the occurrence of a takeover bid, issuer bid or going private transaction, the Board of Directors will have the right to accelerate the date on which any option becomes exercisable.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

At any time during the Company’s last completed financial year, no director, executive officer, employee, proposed management nominee for election as a director of the Company nor any associate of any such director, executive officer, or proposed management nominee of the Company or any former director, executive officer or employee of the Company or any of its subsidiaries is or has been indebted to the Company or any of its subsidiaries or is or has been indebted to another entity where such indebtedness is or has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries, other than routine indebtedness.

CORPORATE CEASE TRADE ORDERS OR BANKRUPTCIES

None of the directors or any proposed management nominee for election as a director of the Company is, or during the ten years preceding the date of this Information Circular has been, a director or officer of any company that:

(a)

while the person was acting in that capacity was the subject of a cease trade order or similar order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days;

(b)

was subject to an event that resulted, after the director or proposed management nominee ceased to be a director or officer of the relevant company, in the relevant company being the subject of a cease trade order or similar order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

(c)

within a year of the director or proposed management nominee ceasing to be a director or officer of the relevant company, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement, or compromise with creditors, or had a receiver, receiver manager, or trustee appointed to hold its assets.

PERSONAL BANKRUPTCIES

During the ten years preceding the date of this Information Circular, no director or proposed management nominee for election as a director of the Company has been declared bankrupt or made a voluntary assignment in bankruptcy, made a proposal under any legislation relating to bankruptcy or insolvency, or been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as set forth in this Information Circular and other than transactions carried out in the ordinary course of business of the Company or any of its subsidiaries, none of the directors or executive officers of the Company, a director or executive officer of a person or company that is itself an informed person of the Company, nor any shareholder beneficially owning shares carrying more than 10% of the voting rights attached to the shares of the Company nor an associate or affiliate of any of the foregoing persons has, since November 1, 2003 (being the commencement of the Company’s last completed financial year), had any material interest, direct or indirect, in any transactions which materially affected or would materially affect the Company or any of its subsidiaries.

As defined in National Instrument 51-102, “informed person” means:

(a)

a director or executive officer of a reporting issuer;

(b)

a director or executive officer of a person or company that is itself an informed person or subsidiary of a reporting issuer;

(c)

any person or company who beneficially owns, directly or indirectly, voting securities of a reporting issuer or who exercises control or direction over voting securities of a reporting issuer or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of the reporting issuer other than voting securities held by the person or company as underwriter in the course of a distribution; and

(d)

a reporting issuer that has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.

APPOINTMENT OF AUDITOR

Unless such authority is withheld, the persons named in the accompanying proxy intend to vote for the reappointment of Smythe Ratcliffe, Chartered Accountants, as auditors of the Company and to authorize the directors to fix their remuneration.  Smythe Ratcliffe, C.A. were first appointed auditors of the Company on October 7, 2002.

MANAGEMENT CONTRACTS

The management functions of the Company are substantially performed by the directors and officers of the Company, and not to any substantial degree by any other person with whom the Company has contracted.  The Company has entered into an agreement dated March 1, 2004 with Hendrik Van Alphen, pursuant to which Mr. Van Alphen is employed by the Company as its President and Chief Executive Officer.  In accordance with the terms of the agreement, the Company paid Mr. Van Alphen $135,000 (2003 - $129,000) during the fiscal year ended October 31, 2004.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as set forth in this Information Circular, no person who has been a director or executive officer of the Company at any time since the beginning of the last financial year, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon other than the election of directors or the appointment of auditors.  Directors and executive officers may, however, be interested in the approval of the Company’s Stock Option Plan as detailed below.

PARTICULARS OF MATTERS TO BE ACTED UPON

A.

Removal of Pre-Existing Company Provisions, Amendment to the Share Structure of the Company and Adoption of New Articles

On March 29, 2004, British Columbia adopted the Business Corporations Act (the “New Act”) to replace the Company Act (the “Former Act”), which previously governed the Company.  To make the laws governing British Columbia corporations more consistent with other Canadian and United States jurisdictions and to provide shareholders with a greater choice of effective governance structures, the New Act removes many of the restrictions contained in the Former Act, including restrictions on the residency of directors, limitations on the location of annual general meetings and limits on authorized share structure.  As well the New Act uses new forms and terminology.

Under the New Act, every company incorporated, amalgamated or continued under the Former Act must complete a mandatory transition rollover under the New Act to substitute a Notice of Articles for its Memorandum within two years of March 29, 2004.  The only information contained in the Notice of Articles is the authorized share structure of the Company, the name of the Company, the address of the registered and records office of the Company and the names and addresses of the directors of the Company.  Although this two year deadline is not for some time, the Company cannot alter its current articles to take advantage of many of the new provisions contained in the New Act until it has completed the mandatory transition rollover.  Under the New Act, the directors of the Company are permitted to approve and complete this mandatory transition rollover, and as a result, the Company anticipates completing this mandatory transition shortly after the mailing of this Information Circular.

To assess the opportunities offered by the New Act, Management and the Board of Directors reviewed the existing Articles (the “Existing Articles”) of the Company and the New Act to determine what changes, if any, to recommend.  As a result, management is seeking shareholder approval to remove certain provisions from the Existing Articles that relate to restrictions contained in the Former Act and that are no longer required under the New Act.  In addition, management is seeking shareholder approval to alter the share structure of the Company, and replace the Company’s Existing Articles with new Articles (the “New Articles”), which will incorporate some of the more flexible provisions of the New Act.   Management and the Board of Directors believe that amending the Company’s Notice of Articles and the Company’s authorized share structure by filing a Notice of Alteration and replacing the Company’s Existing Articles with the New Articles will enable the Company to be more efficient, flexible and cost-effective and will bring the Company’s charter documents into line with the New Act.

In order to be effective, the proposed special resolutions must be approved by a ¾ (75%) majority vote cast by those shareholders of the Company who, being entitled to do so, vote in person or by proxy at the Meeting in respect of such resolutions.

Management and the Board of Directors believe that the passing of the following special resolutions is in the best interest of the Company and recommend that shareholders vote in favour of the special resolutions.

IT IS THE INTENTION OF THE PERSONS DESIGNATED BY MANAGEMENT AS PROXYHOLDERS IN THE FORM OF PROXY WHICH ACCOMPANIES THIS INFORMATION CIRCULAR TO VOTE THE SHARES REPRESENTED IN A PROXY IN FAVOUR OF THE FOLLOWING SPECIAL RESOLUTIONS UNLESS SUCH PROXY SPECIFIES THAT THE SHARES IT REPRESENTS ARE TO BE VOTED AGAINST SUCH RESOLUTIONS.

I.

Removal of Pre-Existing Company Provisions

Under the New Act, a company remains subject to “Pre-existing Company Provisions” (as defined in the Business Corporations Act) contained in its corporate documents until the shareholders remove the Pre-existing Company Provisions by special resolution.  Given the Company’s status as a public company, only two Pre-existing Company Provisions would continue to apply to the Company following the completion of its transition under the New Act unless removed:

1.

Under the Pre-existing Company Provisions, if a company offers to purchase any of its own shares, it must extend the offer on a proportionate basis to all shareholders holding shares of the class or series of shares subject to the offer, subject to certain exceptions.  The New Act does not contain a similar provision.  While the exceptions to this proportionate purchase requirement would, in the vast majority of cases, allow the Company to purchase its shares without having to extend the offer to purchase to all shareholders holding those shares, Management believes that this restriction may unduly limit flexibility in future transactions, where the ability to repurchase some, but not all of its shares from shareholders may be necessary or desirable.  Accordingly, if shareholders approve the removal of the application of the Provisions, this requirement will no longer apply to the Company.  Any such repurchases remain subject to compliance with applicable securities legislation and stock exchange rules and policies.

2.

The Pre-existing Company Provisions would also maintain the requirement under the Former Act that no less than three-quarters of the votes cast at a general meeting must vote in favour of a proposed special resolution in order for that special resolution to be passed.  Under the New Act, with shareholder approval, the Company may reduce the level of the majority required to pass some or all special resolutions to two-thirds of the votes cast at a general meeting.  Management and the Board of Directors believe that the reduced threshold for certain, but not all, special resolutions will provide the Company with greater flexibility for future corporate activities and is consistent with companies incorporated in other jurisdictions.  Accordingly, subject to shareholder approval to the special resolutions below, the proposed New Articles will reflect the lower threshold for certain, but not all, special resolutions.  Shareholders should carefully review the description of the proposed changes which the New Articles will effect which is attached as Schedule “B” to this Information Circular.

In order to remove the application of the Pre-existing Company Provisions, the shareholders of the Company will be asked at the Meeting to pass the following special resolution:

“BE IT RESOLVED, as a special resolution, that:

(a)

the Notice of Articles of the Company be altered to remove the application of the Pre-existing Company Provisions (as defined in the Business Corporations Act of British Columbia) and that the Pre-existing Company Provisions be and are hereby removed and no longer apply to the Company; and

(b)

any one director or officer of the Company be and is hereby authorized to execute and deliver all such documents and instruments, including the Notice of Alteration reflecting the removal of the Pre-existing Company Provisions, and to do such further acts, as may be necessary to give full effect to this special resolution.”

II.

Alteration to Authorized Share Structure

Under the Former Act, the Company was required to limit its authorized (as opposed to actual issued) share structure.  This requirement was different from the legislation in most jurisdictions in Canada and the United States, which allows a Company to authorize an unlimited number of shares as its authorized capital.  Under the New Act, the Company may, if authorized by its shareholders, now alter its authorized share structure to an unlimited number of common shares without par value.  The Company currently has an authorized capital of 100,000,000 common shares without par value.  The directors believe that removing the limits on the Company’s authorized share structure will be of benefit to the Company and its shareholders in any future acquisition or financing transaction that requires the issuance of additional common shares.  Cost savings will also be realized as future shareholder approval to increase the authorized capital will no longer be required.  As such, Management is proposing that the Notice of Articles be amended to reflect that the Company have an unlimited number of authorized common shares without par value.  Accordingly, the Shareholders will be asked at the Meeting to pass the following special resolution:

“BE IT RESOLVED, as a special resolution, that:

(a)

the authorized share structure of the Company be altered from 100,000,000 common shares without par value to an unlimited number of common shares without par value as set out in subsection 2.1 of the New Articles, and the Notice of Articles of the Company be altered accordingly;

(b)

any one director or officer of the Company be and is hereby authorized to execute and deliver and file all such notices, documents and instruments, including the required Notice of Alteration, and to do such further acts, as he in his discretion may deem necessary to give full effect to this special resolution.

(c)

the board of directors of the Company is hereby authorized at any time, in its absolute discretion, to determine whether or not to proceed with the foregoing without further approval, ratification or confirmation by the shareholders of the Company.”

III.

Replacement of Articles

The New Act amends the form of articles which govern a company and the new form of articles includes information previously contained in a company’s Memorandum.  Management proposes the adoption of new articles to better conform to the structure of the New Act and to modernize the Company’s governing rules and provide a more effective constitutional structure.  A discussion regarding the main differences between the Company’s Existing Articles and New Articles is attached as Schedule “B”, which Shareholders are encouraged to review.  A copy of the New Articles is available for review at the Company’s registered office during normal business hours up to the date of the Meeting and will be available for review at the Meeting.

It is a requirement, under the New Act, that any amendment to a company’s articles must receive shareholder approval by way of special resolution.  Accordingly, the Shareholders will be asked at the Meeting to pass the following special resolution:

“BE IT RESOLVED, as a special resolution, that:

(a)

the Articles of the Company be altered by deleting and cancelling the Existing Articles and creating and adopting the New Articles as the Articles of the Company, as initialled for identification by the President on the first and last pages thereof and attached to a copy of this resolution provided that any alteration in the New Articles that would render incomplete or incorrect any information in the Notice of Articles of the Company shall not take effect until the Notice of Articles of the Company is altered to reflect such alteration;

(b)

the New Articles shall state the Company’s name and authorized share structure and be amended to reflect any changes to the Company 's name and authorized share structure;

(c)

any one director or officer of the Company be and is hereby authorized to execute and deliver and file all such notices, documents and instruments, including the required Notice of Alteration, and to do such further acts, as he in his discretion may deem necessary to give full effect to this special resolution; and

(d)

the board of directors of the Company is hereby authorized at any time in its absolute discretion, to determine whether or not to proceed with the foregoing without further approval, ratification or confirmation by the shareholders of the Company.”

Should the shareholders not approve the removal of the Pre-existing Company Provisions and/or the alteration to the Company’s authorized share structure, both as noted in I and II, respectively, above, the New Articles will be amended to include the Pre-existing Provisions and to reflect the Company’s existing authorized share structure of 100,000,000 common shares without par value.

B.

Annual Approval of Stock Option Plan

As noted under “Equity Compensation Plans” the Company has adopted a “rolling” stock option plan (the “Plan”) which, pursuant to TSXV Policy 4.4 – Incentive Stock Options, is required to be re-approved by the shareholders each year at the Company’s Annual General Meeting.  Please see “Equity Compensation Plans” above for a full description of the Company’s Plan.

A copy of the Plan may be inspected at the registered office of the Company, Suite 2300, 1055 Dunsmuir Street, Vancouver, B.C. V7X 1J1 during normal business hours at any time up to the Meeting and at the Meeting.  In addition, a copy of the Plan will be mailed, free of charge, to any holder of common shares who requests a copy, in writing, from the President of the Company at Suite 1901 – 1177 West Hastings Street, Vancouver, BC  V6E 2K3.

Notice of options granted under the Plan must be given to the TSXV on a monthly basis.  Any amendments to the Plan must also be approved by the TSXV and, if necessary, by the shareholders of the Company prior to becoming effective.

Accordingly, shareholders will be asked to pass an ordinary resolution, in substantially the following form, to re-approve the Plan:

“RESOLVED, as an ordinary resolution, that the Company’s Stock Option Plan, as described in the Company’s Information Circular dated March 15, 2005, and the grant of options thereunder in accordance therewith, be approved.”

ANY OTHER MATTERS

Management of the Company knows of no matters to come before the meeting other than those referred to in the Notice of Meeting accompanying this Information Circular.  However, if any other matters properly come before the meeting, it is the intention of the persons named in the form of proxy accompanying this Information Circular to vote the same in accordance with their best judgment of such matters.

ADDITIONAL INFORMATION

Additional information regarding the Company and its business activities is available on the SEDAR website located at www.sedar.com  under “Company Profiles – Cardero Resource Corp.”.  The Company’s financial information is provided in the Company’s comparative financial statements and related management discussion and analysis for its most recently completed financial year and may be viewed on the SEDAR website at the location noted above.  Shareholders of the Company may request copies of the Company’s financial statements and related management discussion and analysis by contacting the President of the Company at Suite 1901 – 1177 West Hastings Street, Vancouver, BC  V6E 2K3.

Schedule “A”

Audit Committee

Composition of the Audit Committee

Following the election of the directors pursuant to this Information Circular, it is intended that the following will be the members of the Audit Committee:

Lawrence W. Talbot	Independent	Financially literate
Leonard Harris	Independent	Financially literate
Anthony Frizelle	Independent	Financially literate

The Audit Committee’s Charter

The following is the text of the current Charter for the Audit Committee.

1.

PURPOSE

The overall purpose of the Audit Committee (the “Committee”) is to:

(a)

ensure that the management of Cardero Resource Corp. (the “Company”) has designed and implemented an effective system of internal financial controls for reviewing and reporting on the Company’s financial statements;

(b)

oversee, review and report on the integrity of the Company’s financial disclosure and reporting;

(c)

review the Company's compliance with regulatory and statutory requirements as they relate to financial statements, taxation matters and disclosure of material facts; and

(d)

be directly responsible for:

(i)

the selection of a firm of external auditors to be proposed for election as the external auditors of the Company,

(ii)

the oversight of the work of the Company’s external auditors, and

(iii)

subject to the grant by the shareholders of the authority to do so, if required, fixing the compensation of the external auditors of the Company.

2.

COMPOSITION, PROCEDURES AND ORGANIZATION

2.1

The Committee will consist of at least three members of the Board of Directors (the “Board”), all of whom will be “independent1” and “unrelated directors” of the Company within the meaning of all applicable legal and regulatory requirements (except in the circumstances, and only to the extent, permitted by all applicable legal and regulatory requirements).

2.2

All of the members of the Committee will be “financially literate", at least one member of the Committee will have accounting or related financial expertise (i.e. able to analyze and interpret a full set of financial statements, including the notes thereto, in accordance with generally accepted accounting principles) and at least one member of the Committee will be a “financial expert” within the meaning of the rules and forms adopted by the Securities and Exchange Commission (except in the circumstances, and only to the extent, permitted by all applicable legal and regulatory requirements).

2.3

The Board, at its organizational meeting held in conjunction with each annual general meeting of the shareholders, will appoint the members of the Committee for the ensuing year.  The Board may at any time remove or replace any member of the Committee and may fill any vacancy in the Committee.

2.4

Unless the Board has appointed a chair of the Committee, the members of the Committee will elect a chair from among their number.

2.5

The Committee will select an individual to act as secretary for the Committee, who will be either:

(a)

a member of the Committee other than the chair, or

(b)

another individual who is not a member of the management of the Company.

2.6

The quorum for meetings will be a majority of the members of the Committee, present in person or by telephone or other telecommunication device that permits all persons participating in the meeting to speak and to hear each other.  Decisions by the Committee will be by the affirmative vote of a majority of the members of the Committee, or by consent resolutions in writing signed by each member of the Committee.

1 Whether a director is “independent” will be determined in accordance with all applicable laws and regulations, including the applicable securities laws of Canada and the United States and the regulations and policies of any stock exchange or quotation system on which the Company’s securities are listed or quoted.
2 “unrelated director” means a director who is: (a) not a member of management and is free from any interest and any business, family or other relationship which could reasonably be perceived to materially interfere with the director’s ability to act with a view to the best interests of the issuer, other than interests and relationships arising solely from holdings in the issuer, (b) not currently, or has not been within the last three years, an officer, employee of or material service provider to the issuer or any of its subsidiaries or affiliates; and (c) not a director (or similarly situated individual) officer, employee or significant shareholder of an entity that has a material business relationship with the issuer.  A chair or vice chair of the board of directors who is not a member of management is not, for that reason alone, a related director.
3 An individual is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally compatible to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements

2.7

The Committee will have access to such officers and employees of the Company and to the Company's external auditors, and to such information respecting the Company, as it considers to be necessary or advisable in order to perform its duties and responsibilities.

2.8

Meetings of the Committee will be conducted as follows:

(a)

the Committee will meet:

(i)

at least four times annually, and

(ii)

may meet as many additional times:

A.

as deemed necessary or appropriate by the Committee,

B.

upon request by any member of the Committee, the Chief Executive Officer, the Chief Financial Officer or the external auditors,

in each case at such times and at such locations as may be determined by the Committee or the chair of the Committee.  Except in respect of a regularly scheduled meeting of the Committee, notice of such meeting, together with a proposed agenda, will be delivered to each member of the Committee not less that forty-eight (48) hours prior to the proposed meeting time (which notice may be waived by all of the members of the Committee); and

(b)

the external auditors and management representatives will be invited to attend as necessary in the discretion of the Committee.

2.9

The internal accounting staff, any external accounting consultant(s) and the external auditors will have a direct line of communication to the Committee through its chair and may bypass management if deemed necessary.  The Committee, through its chair, may contact directly any employee in, or consultant of, the Company as it deems necessary, and any employee of, or consultant to, the Company may bring before the Committee any matter involving questionable, illegal or improper financial practices or transactions.

2.10

The Committee may, in its sole discretion, retain, at the expense of the Company, such legal, financial or other advisors or consultants as it may deem necessary or advisable in order to properly and fully perform its duties and responsibilities hereunder.

3.

DUTIES AND RESPONSIBILITIES

3.1

The overall duties and responsibilities of the Committee will be as follows:

(a)

be directly responsible for:

(i)

the selection of a firm of external auditors to be proposed for election as the external auditors of the Company,

(ii)

the oversight of the work of the Company’s external auditors, and

(iii)

subject to the grant by the shareholders of the authority to do so, if required, fixing the compensation of the external auditors of the Company;

(b)

to review with the management of the Company (and, in the case of the annual audited statements, with the external auditors) the annual audited consolidated and unaudited consolidated quarterly financial statements, including the notes thereto, to ensure that such statements present fairly the financial position of the Company and the results of its operations and, if appropriate, to recommend to the Board as to the approval of any such financial statements;

(c)

to assist the Board in the discharge of its responsibilities relating to the Company’s accounting principles, reporting practices and internal controls and its approval of the Company's annual and quarterly consolidated financial statements;

(d)

to establish and maintain a direct line of communication with the Company's internal accounting staff and any external accounting consultant(s) and assess their performance;

(e)

to ensure that the management of the Company has designed, implemented and is maintaining an effective and appropriate system of internal financial controls; and

(f)

to report regularly to the Board on the fulfilment of its duties and responsibilities.

3.2

The duties and responsibilities of the Committee as they relate to the external auditors will be as follows:

(a)

to select a firm of external auditors to be proposed by management of the Company to the shareholders for election by the shareholders as the external auditors for the Company, and to verify the independence of such proposed external auditors;

(b)

to review and approve the fee, scope and timing of the annual and any other audit performed by the external auditors;

(c)

to review and evaluate the qualifications, performance and independence of the lead partner of the external auditors of the Company;

(d)

to discuss with management of the Company the timing and process for implementing the rotation of the lead audit partner and the reviewing partners of the external auditors of the Company;

(e)

to obtain confirmation from the external auditors of the Company that they will report directly to the Committee;

(f)

to obtain confirmation from the external auditors of the company that they will report in a timely matter to the Committee all critical accounting policies and practices to be used, all alternative accounting policies and practices, the ramifications of each of such accounting policies and practices and the accounting policy and practice preferred by the external auditors of the Company, for the financial information of the Company within applicable generally accepted accounting principles (“GAAP”) which have been discussed with management of the Company and will provide a copy of all material written communications between the external auditors of the Company and management of the Company including, without limitation, any management letter or schedule of unadjusted differences;

(g)

obtain confirmation from the external auditors of the Company that they will ensure that all reports filed under the United States Securities Exchange Act of 1934, as amended, which contain financial statements required to be prepared in accordance with Canadian GAAP and/or are reconciled to, United States GAAP, reflect all material correcting adjustments identified by the external auditors of the Company;

(h)

to review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and any former external auditors of the Company;

(i)

to review and pre-approve all non-audit services to be provided to the Company (or any of its subsidiaries) by the external auditors, provided that such pre-approval authority may be delegated by the Committee to any member of the Committee who is “independent” and “unrelated” on the condition that any such pre-approval must be presented to the Committee at its first schedule meeting following any such approval;

(j)

review the audit plan of the external auditors prior to the commencement of the audit;

(k)

to review with the external auditors, upon completion of their annual audit:

(i)

the contents of their report,

(ii)

the scope and quality of the audit work performed,

(iii)

the adequacy of the Company's financial and accounting personnel,

(iv)

the co-operation received from the Company's personnel and any external consultants during the audit,

(v)

the scope and nature of the internal resources used,

(vi)

any significant transactions outside of the normal business of the Company,

(vii)

any significant proposed adjustments and recommendations for improving internal accounting controls, accounting principles or management systems, and

(viii)

the non-audit services provided by the external auditors during the year under audit;

(l)

to discuss with the external auditors not just the acceptability, but also the quality, of the Company’s accounting principles; and

(m)

to implement structures and procedures to ensure that the Committee meets the external auditors on a regular basis in the absence of management.

3.3

The duties and responsibilities of the Committee as they relate to the internal control procedures of the Company are to:

(a)

review the appropriateness and effectiveness of the Company's policies and business practices which impact on the financial integrity of the Company, including those relating to internal accounting, the use of and services provided by any external accounting consultant(s), insurance, information services and systems and financial controls, management reporting and risk management, and to ensure that the Company maintains:

(i)

the necessary books, records and accounts in reasonable detail to accurately and fairly reflect the Company’s financial transactions,

(ii)

effective internal control systems, and

(iii)

adequate processes for assessing the risk of material misstatement of the financial statements and for detecting control weaknesses or fraud;

(b)

establish procedures for:

(i)

the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and

(ii)

the confidential, anonymous submission by employees or any external consultants of the Company of concerns regarding questionable accounting or auditing matters;

(c)

to periodically review this policy and recommend to the Board any changes which the Committee may deem appropriate;

(d)

review any unresolved issues between management and the external auditors that could affect the financial reporting or internal controls of the Company;

(e)

periodically review the Company's financial and auditing procedures and the extent to which recommendations made by the internal accounting staff, by any external accounting consultant(s) or by the external auditors have been implemented;

(f)

assist in the preparation of any internal control report by management, which provides that management of the Company is responsible for establishing and maintaining an adequate control structure and procedures for financial reporting by the Company, assessing the effectiveness of such control structure and procedures, and ensuring that the external auditors of the Company attest to, and report on, the assessment of such control structure and procedures by management of the Company;

(g)

assist the Chief Executive Officer and the Chief Financial Officer of the Company in their assessment of the effectiveness of the Company’s internal control over financial reporting and in determining whether there has been any material change in the Company’s internal control over financial reporting which has materially affected or could materially affect such internal control subsequent to the date of the evaluation; and

(h)

assist the Chief Executive Officer and the Chief Financial Officer of the Company in identifying and addressing any significant deficiencies or material weaknesses in the design or operation of the Company’s internal control over financial information and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

3.4

The Committee is also charged with the responsibility to:

(a)

review the Company's quarterly statements of earnings, including the impact of unusual items and changes in accounting principles and estimates and report to the Board with respect thereto;

(b)

review and approve the financial sections of:

(i)

the annual report to shareholders;

(ii)

the annual information form (if any);

(iii)

any quarterly or annual management discussion and analysis;

(iv)

prospectuses; and

(v)

other public reports requiring approval by the Board,

and report to the Board with respect thereto including, without limitation, as to the approval (or otherwise) thereof by the Board;

(c)

review regulatory filings and decisions as they relate to the Company's consolidated annual and interim financial statements, including any press releases with respect thereto;

(d)

ensure that the Company discloses in the periodic reports of the Company, as appropriate, whether at least one member of the Committee is a “financial expert” within the meaning of the rules and forms adopted by the Securities and Exchange Commission;

(e)

ensure that all non-audit services approved by or on behalf of the Committee are disclosed in the periodic reports of the Company;

(f)

ensure that each annual report and, to the extent required by any applicable legal or regulatory requirement, any quarterly report of the Company includes disclosure with respect to all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities which may have a current or future effect on the Company in accordance with all applicable legal and regulatory requirements;

(g)

ensure that all financial statements and other financial information, including pro forma financial information, included in any report filed by the Company with any regulatory authority or contained in any public disclosure or press release of the Company is presented in a manner which does not contain a material misstatement or omission and reconciles the pro forma information contained therein to Canadian GAAP, and if appropriate, reconciles such pro forma information contained therein to United States GAAP, and which otherwise complies with all applicable legal and regulatory requirements;

(h)

review the appropriateness of the policies and procedures used in the preparation of the Company's consolidated financial statements and other required disclosure documents, and consider recommendations for any material change to such policies;

(i)

review and report on the integrity of the Company’s consolidated financial statements;

(j)

review the minutes of any audit committee meeting of any subsidiaries of the Company;

(k)

review with management, the external auditors and, if necessary, with legal counsel, any litigation, claim or other contingency, including tax assessments that could have a material effect upon the financial position or operating results of the Company and the manner in which such matters have been disclosed in the consolidated financial statements;

(l)

review the Company’s compliance with regulatory and statutory requirements as they relate to financial statements, tax matters and disclosure of material facts; and

(m)

develop a calendar of activities to be undertaken by the Committee for each ensuing year and to submit the calendar in the appropriate format to the Board within a reasonable time following each annual general meeting of shareholders.

3.5

The Committee shall have the authority to determine:

(a)

subject to the grant by the shareholders of the authority to do so, if required, the compensation to be received by the external auditors of the Company in connection with all audit services, and non-audit services, to be performed by the auditors;

(b)

the compensation to be received by any legal, financial or other advisors or consultants engaged by the Committee to assist it in performing its duties and responsibilities hereunder; and

(c)

the appropriate funding for the ordinary administrative expenses of the Committee.

4.

GENERAL

4.1

The Committee will:

(a)

prepare any report or other disclosure, including any recommendation of the Committee, required by any applicable legal or regulatory requirement to be included in the annual proxy or information circular of the Company;

(b)

review this Charter at least annually and recommend any changes herein to the Board;

(c)

report the activities of the Committee to the Board on a regular basis and make such recommendations thereto as the Committee may deem necessary or appropriate; and

(d)

prepare and review with the Board an annual performance evaluation of the Committee, which performance evaluation must compare the performance of the Committee with the requirements of this Charter and be conducted in such manner as the Committee deems appropriate.  Such report to the Board may be in such form as the Committee determines, which may include being in the form of an oral report by the chair of the Committee or by another member of the Committee designated by the Committee to make such report.

4.2

No member of the Committee will receive any compensation from the Company, other than fees for being a director of the Company, or a member of a committee of the Board.

4.3

In addition to the foregoing, the Committee will perform such other duties as may be assigned to it by the Board from time to time or as may be required by any applicable stock exchanges, regulatory authorities or legislation.

Audit Committee Oversight

At no time since the commencement of the Company’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.

Reliance on Certain Exemptions

At no time since the commencement of the Company’s most recently completed financial year has the Company relied on the exemption in Section 2.4 of MI 52-110 (De Minimis Non-audit Services), or an exemption from MI 52-110, in whole or in part, granted under Part 8 of MI 52-110.

Pre-Approval Policies and Procedures

The Audit Committee is authorized by the Board to review the performance of the Company’s external auditors and approve in advance provision of services other than auditing and to consider the independence of the external auditors, including reviewing the range of services provided in the context of all consulting services bought by the Company.  The Chairman of the Audit Committee is authorized to approve any non-audit services or additional work which the Chairman deems as necessary and is required to notify the other members of the Audit Committee of such non-audit or additional work.

External Auditor Service Fees (By Category)

The aggregate fees billed by the Company’s external auditors in each of the last two fiscal years for audit fees are as follows:

Financial Year Ending	Audit Fees(1)	Audit Related Fees(2)	Tax Fees(3)	All Other Fees(4)
2003	9,000.00	2,000.00	2,000.00	-
2004	16,500.00	2,000.00	3,000.00	-

(1)

The aggregate audit fees billed.

(2)

The aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements which are not included under the heading “Audit Fees”.

(3)

The aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning.

(4)

The aggregate fees billed for products and services other than as set out under the headings “Audit Fees”, “Audit Related Fees” and “Tax Fees”.

Exemption

The Company is relying upon the exemption in section 6.1 of the Multilateral Instrument 52-110 – Audit Committees.

SCHEDULE “B”

Set out below is a discussion of the changes proposed under the New Articles.  These proposed changes to the New Articles include a discussion of substantive changes included in the New Articles and changes included that are as a result of changes under the New Act.  The New Articles incorporate a number of non-substantive changes, including the use of the new terminology adopted under the New Act.  For example, “members” are now “shareholders” and “register of members” is now “central securities register” under the New Act.  Many of these terminology and wording changes are not discussed in detail here, as they reflect statutory requirements that the Company cannot alter or amend.

The following is a discussion of the substantive changes proposed in the New Articles.

Borrowing Powers

Under the Existing Articles, the Company may borrow money, issue debt and mortgage, charge, or give security on the undertaking, or on the whole or any part of the property and assets, of the Company (both present and future).  However, under the New Act, companies are now also permitted, without restriction, to guarantee repayment of money by any other person or the performance of any obligation of any other person.  This change reflects the modernization of corporate legislation to effectively respond to increasingly complex financial transactions that companies may enter into in the course of their business.  As a result, under the New Articles the Company also be able to guarantee the repayment of money by any other person or the performance of any obligation of any other person.  Management believes that it is in the best interests of the Company to allow for such a guarantee to permit the Company the maximum flexibility in possible future financial transactions, recognizing the duties directors have to ensure that the guarantee must always be in the best interests of the Company and its shareholders.

Directors Authority to Set Auditor’s Remuneration

Under the New Act, the Company is, subject to shareholder approval, permitted to include in the New Articles authorization for the directors to set the remuneration paid to the auditors of the Company.  The Former Act required the shareholders to set the remuneration or the shareholders to authorize, on an annual basis, the directors to set the remuneration.  Historically, shareholders of the Company have always authorized the directors to set the auditor’s remuneration.  As a result, the inclusion of the authority for directors to set the auditor’s remuneration in the New Articles merely codifies existing practice.  More importantly, however, this change also codifies new corporate governance rules and regulations relating to audit committees and the appointment and remuneration of auditors.

Special Majority for Resolutions

Under the Former Act, the majority of votes required to pass a special resolution at a general meeting was not less than three-quarters of the votes cast on a resolution.  Under the New Act, the Company is authorized to determine whether a special resolution requires not less than two-thirds or not less than three-quarters of the votes cast on a resolution.  The Existing Articles did not state what the majority was for a special resolution, as this matter was dealt with under the Former Act.  The New Articles propose that a special resolution require a majority of not less than two-thirds of the votes cast on a resolution.  However, removal of directors by the shareholders will still require a 75% majority resolution.

Resolutions Required

Under the New Act, the Company is, subject to shareholder approval, now permitted in its New Articles to set out the type of approval required for certain corporate changes.  This change in the New Act reflects an increasing need for companies to react and adapt to changing business conditions, and to have a system in place that allows for quick responses.  Under the New Act, a Company may choose different thresholds of support for specific resolutions, including changes such as the subdivision or consolidation of its shares and a change in the name of the Company.  Changes such as subdivisions, consolidations and name changes were previously required to be approved by shareholders under the Former Act.  Traditionally, where these changes are proposed between annual general meetings of shareholders, it would require that the Company hold a special general meeting to have the change approved.  This is very expensive for the Company, and results in unnecessary time delays and costs.

As a result, management and the board of directors are proposing that the New Articles provide for the following matters to require a directors’ resolution only, and not require a shareholders’ resolution (recognizing that regulatory authorities may require shareholder approval in certain cases in any event):

    a subdivision of all or any of the unissued, or fully paid issued, shares;
    a consolidation of all or any of the unissued, or fully paid issued, shares; and
    a change of name of the Company.

Other capital and share structure changes will continue to require shareholder approval.  Management believes that it is in the best interests of the Company to allow directors to pass resolutions to authorize the above changes so that the Company can react and adapt to changing business conditions in a more timely and less costly manner.  Any such change would continue to be subject to the applicable securities laws and the rules and policies of applicable stock exchanges (which may require shareholder approval in certain cases).

Number of Directors

Under the Existing Articles, the number of directors to be elected at annual general meetings is set by ordinary resolution of the shareholders, which must be passed at each annual general meeting prior to the election of directors.  Historically, shareholders of the Company have always approved the number of directors proposed by management.  As a result, the inclusion of this authority for directors to fix the number of directors to be elected simply reflects existing practice.

Share Issuances

Under the Former Act, the maximum discount or commission payable on the issuance of a share of the Company was 25%.  Under the New Act the Company is, subject to shareholder approval, now permitted to avoid setting a numerical maximum for a discount or commission payable on the issuance of a share but rather limit any discount or commission by a test of reasonableness.  The New Articles provide that the Company be permitted to pay or offer the commission or discount as permitted in the New Act.  Management of the Company believes that the 25% maximum limit should not be set out in the New Articles as such a limit does not consider factual circumstances nor apply a test of reasonableness.  By limiting the discount or commission amounts payable by the test of reasonableness, exercised by directors with a duty to act in the best interests of the Company, the Company is provided greater flexibility in possible future transactions.  In addition, since the Company is a public company, it is subject to the requirements of the TSX Venture Exchange on share issuances and discounts and commissions, which requirements are generally far more stringent than the Former Act provisions.

Casting Vote of Chair at Shareholder Meetings

Under the Existing Articles of the Company the chair of a shareholders’ meeting, in the event of an equality of votes, was prevented from having a second or casting vote.  As neither the Former Act nor the New Act provide any restrictions on the chair with respect to having a second or casting vote, management of the Company believes it to be in the best interests of the Company and its shareholders to allow the chair of a meeting of shareholders, where there is a tied vote, on a show of hands and on a poll, to have a second or casting vote in addition to the vote or votes to which the chair is entitled as a shareholder and the Company has included such provision in its New Articles.

The following are changes to the provisions contained in the New Act which have an effect on provisions contained in the Existing Articles:

Officers

Under the Existing Articles, the Company was required to have a least a President and Secretary as officers, and there had to be separate individuals holding those positions.  In addition, the President was required to be director of the Company.  These were requirements under the Former Act.  However, under the New Act, those requirements no longer exist, and as a result, it is proposed that the New Articles remove these requirements.  Management and the board of directors believe that by removing these restrictions the Company is better able to meet its corporate governance obligations as to membership of the board of directors.  Currently, the TSX Venture Exchange requires that the Company have a Chief Executive Office and a Chief Financial Officer.

Publication of Advance Notice of Meeting

Under the Existing Articles, the Company was required to publish notice of a general meeting of shareholders in the manner required under the Former Act.  Under the New Act, the Company is no longer required to publish notice of general meetings, and recent changes to securities legislation in Canada requires that all public companies, including the Company, post advance notice of a general meeting on www.sedar.com in advance of the record date for the meeting.  As a result, it is proposed that the New Articles remove the requirement to publish advance notice of the meeting.

Share Certificates

Under the Existing Articles, a shareholder is entitled to a share certificate representing the number of shares of the Company he or she holds.  Under the New Act, a shareholder is now entitled to a share certificate representing the number of shares of the Company he or she holds or a written acknowledgement of the shareholder’s right to obtain such a share certificate.  As a result, the New Articles have been amended to provide for this additional right.  The addition of the ability to issue a written acknowledgement is very useful for public companies such as the Company, since it permits flexibility in corporate and securities transactions.

Disclosure of Interest of Directors

Under the New Act, the provisions relating to the disclosure of interests by directors have been revised and updated.  As directors of the Company are bound by these provisions, the New Articles have deleted reference to the old disclosure of interest provisions and refer to the provisions contained in the New Act.

Indemnity Provision

Under the Former Act, the Company could only indemnify directors where it obtained prior court approval, except in certain limited circumstances.  The Existing Articles provided for the Company to indemnify directors, subject to the requirements of the Former Act.  Under the New Act, the Company is now permitted to indemnify a past or present director or officer of the Company without obtaining prior court approval in respect of an “eligible proceeding”.  An “eligible proceeding” includes any legal proceeding relating to the activities of the individual as a director or officer of the Company.  However, under the New Act, the Company is prohibited from paying an indemnity if:

(i)

the party did not act honestly and in good faith with a view to the best interests of the Company;

(ii)

the proceeding was not a civil proceeding and the party did not have reasonable grounds for believing that his or her conduct was lawful; and

(iii)

the proceeding is brought against the party by the Company or an associated corporation.

As a result, the New Articles propose to allow the Company to indemnify directors, officers, employees and agents, subject to the limits imposed under the New Act.  Management believes that it is in the best interests of the Company to allow the indemnification of directors, officers, employees and agents, subject to the limits and conditions of the New Act.

Authorized Share Capital

Under the Former Act, the Company was required to set a maximum number for its authorized share capital and such number was required to be contained in the Company’s memorandum.  Under the New Act there are no maximum number restrictions and, due to the elimination of the memorandum under the New Act, such authorized share capital must be contained in a company’s Notice of Articles.  In order to provide the Company with greater flexibility to proceed with equity financings, the new articles are based on the passage of a special resolution to alter the company’s management has determined that it will alter its authorized share capital from 100,000,000 common shares without par value to an unlimited number of common shares without par value.  Should the shareholders fail to pass the aforementioned special resolution then the Company New Articles will be amended to reflect the Company’s authorized share structure.

Holding of Annual General Meetings

Under the Former Act, annual general meetings were required to be held within 13 months of the last annual general meeting.  The New Act allows for annual general meetings to be held once in each calendar year and not more than 15 months after the last annual general meeting and accordingly, the Company’s New Articles reflect this provision.